UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2009
SELECTICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1740 Technology Drive, Suite 450
San Jose, CA 95110
(408) 570-9700
(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On January 27, 2009, Selectica, Inc. (the “Company”) entered into a trust agreement (the “Trust Agreement”) with Wilmington Trust Company (“WTC”), in its capacity as trustee for the 2009 Selectica Exchange Trust (the “Trust”), to hold shares issued pursuant to an exchange (the “Exchange”) of the Company’s outstanding stock purchase rights for common shares (the “Exchange Shares”) pursuant to Section 24 of the Amended and Restated Rights Agreement, as amended, between the Company and Computershare Trust Company, N.A., as Rights Agent, dated as of January 2, 2009 (the “Rights Agreement”), for the benefit of eligible stockholders who are not “Acquiring Persons” and whose brokers did not provide the required certification to that effect to Depository Trust Company (“DTC”) by February 3, 2009. The Trust was created February 4, 2009, with the issuance of 767,125 shares of the Company’s common stock in the name of the Trust.
     Eligible shareholders of record will receive shares from the Trust upon certification to the Trustee that they are not an “Acquiring Person” under the Rights Agreement. Upon distribution of all of the shares of the Company’s common stock to eligible shareholders or when those shares escheat to applicable governing bodies, as provided under applicable law, the Trust will terminate. WTC, in its capacity as trustee, will vote all of the shares held under the Agreement in proportion to all other outstanding voting securities of the Company, not including those shares held in the Trust. The Trust Agreement is furnished with this Current Report on Form 8-K as Exhibit 99.1. See the disclosures in Item 1.01 of the January 2, 2009, Current Report on Form 8-K, which are incorporated herein by reference, for additional information relating to the Exchange.
Item 3.02. Unregistered Sales of Equity Securities.
     On February 4, 2009, the Company transferred record ownership of 26,042,380 shares of its common stock issued pursuant to the Exchange to eligible stockholders who certified that they were not “Acquiring Persons” as defined in the Rights Plan. and 767,125 shares of common stock to WTC, as trustee for the Trust, to hold for the benefit of eligible stockholders shares of the Company common stock, pending certification from such stockholders that they are not “Acquiring Persons”.
     The Company’s disclosure in Section 1.01 of this Report and previous disclosures in the Current Report on Form 8-K filed on January 2, 2009 (Items 1.01 and 3.02) are hereby incorporated by reference.
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure
     On February 4, 2009, the Company issued a press release announcing the transfer of Exchange Shares and its expectation that trading in its common stock would resume on the NASDAQ Global Stock market on February 4, 2009. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description
Exhibit 99.1	Trust Agreement, dated January 27, 2009, between Selectica, Inc. and Wilmington Trust Company, as trustee, together with the following exhibits thereto:
Exhibit A – Certificate of Trust of Selectica 2009 Rights Exchange Trust; Exhibit B – Form of Trustee Instruction; Exhibit C – Certificate of Exchange; Exhibit E – Irrevocable Proxy

Exhibit 99.2	Press Release of Selectica, Inc., dated February 4, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 4, 2009	SELECTICA, INC.
	By:	/s/ Richard Heaps
Richard Heaps
Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Trust Agreement, dated January 27, 2009, between Selectica, Inc. and Wilmington Trust Company, as trustee, together with the following exhibits thereto: Exhibit A – Certificate of Trust of Selectica 2009 Rights Exchange Trust; Exhibit B – Form of Trustee Instruction; Exhibit C – Certificate of Exchange; Exhibit E – Irrevocable Proxy

Exhibit 99.2	Press Release of Selectica, Inc., dated February 4, 2009